Exhibit 99.2

On December 4, 2013, the acquisition of ICG Group, Inc.’s (“ICG’s”) consolidated subsidiary, Procurian Inc. (“Procurian”), by an affiliate of Accenture plc (“Accenture”) (such transaction, the “Transaction”) was consummated. As a result of the Transaction, ICG is providing pro forma financial information with respect to (a) ICG’s consolidated balance sheet as of September 30, 2013, (b) ICG’s consolidated statements of operations for the nine months ended September 30, 2013 and September 30, 2012, and (c) ICG’s consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010. The pro forma financial information reflects, among other things, (i) the removal of Procurian’s results, as well as the consolidated tax impact related to Procurian’s removal, from ICG’s consolidated results, (ii) ICG’s receipt of the estimated cash proceeds in the Transaction and an estimated resultant gain and (iii) ICG’s payment of the estimated costs associated with the Transaction.

ICG GROUP, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

As of September 30, 2013

(Unaudited)

	Historical ICG Group, Inc. (4)	Sale of Procurian		Pro Forma ICG Group, Inc.
Assets
Current Assets
Cash and cash equivalents	$58,621	$308,711	(1)	$367,332
Restricted cash	557	—		557
Accounts receivable, net of allowance	13,261	—		13,261
Prepaid expenses and other current assets	3,921	—		3,921
Assets held for sale	143,101	(143,101	)(2)	—

Total current assets	219,461	165,610		385,071
Fixed assets, net	6,297	—		6,297
Goodwill	88,989	—		88,989
Intangibles, net	61,871	—		61,871
Cost and equity method investments	30,048	—		30,048
Other assets, net	1,189	—		1,189

Total Assets	$407,855	$165,610		$573,465

Liabilities
Current Liabilities
Current maturities of long-term debt	$5,081	$—		$5,081
Accounts payable	2,146	—		2,146
Accrued expenses	4,117	—		4,117
Accrued compensation and benefits	6,214	—		6,214
Deferred revenue	23,620	—		23,620
Liabilities held for sale	38,814	(45,158	)(2)	(6,344)

Total current liabilities	79,992	(45,158)		34,834
Long-term debt	7,922	—		7,922
Deferred revenue	213	—		213
Other liabilities	1,422	—		1,422

Total Liabilities	89,549	(45,158)		44,391

Redeemable noncontrolling interest	3,963	—		3,963

Equity
ICG Group, Inc.’s Stockholders’ Equity
Preferred stock, $0.01 par value; 10,000 shares authorized, none issued or outstanding	—	—		—
Common stock, $0.001 par value; 2,000,000 shares authorized, 42,437 shares (2013) issued	42	—		42
Treasury stock, at cost, 4,853 shares (2013)	(36,409)	—		(36,409)
Additional paid-in capital	3,555,908	—		3,555,908
Accumulated deficit	(3,245,866)	221,869	(3)	(3,023,997)
Accumulated other comprehensive income	128	(89	)(2)	39

Total ICG Group, Inc.’s Stockholders’ Equity	273,803	221,780		495,583
Noncontrolling Interest	40,540	(11,012	)(2)	29,528

Total Equity	314,343	210,768		525,111

Total Liabilities, Redeemable noncontrolling interest and Equity	$407,855	$165,610		$573,465

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ICG GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

For nine months ended September 30, 2013

(In Thousands, Except Per Share Data)

(Unaudited)

	Historical ICG Group, Inc. (6)	Sale of Procurian (8)	Pro Forma ICG Group, Inc.
Revenue	$41,521	$—	$41,521
Operating expenses
Cost of revenue	14,061	—	14,061
Sales and marketing	19,634	—	19,634
General and administrative	24,447	—	24,447
Research and development	5,075	—	5,075
Amortization of intangible assets	6,211	—	6,211
Impairment related and other	767	—	767

Total operating expenses	70,195	—	70,195

Operating income (loss)	(28,674)	—	(28,674)
Other income (loss), net	(178)	—	(178)
Interest income	150	—	150
Interest expense	(1,076)	—	(1,076)

Income (loss) before income taxes, equity loss and noncontrolling interest	(29,778)	—	(29,778)
Income tax (expense) benefit	1,633	(1,794)	(161)
Equity loss	(1,919)	—	(1,919)

Income (loss) from continuing operations	(30,064)	(1,794)	(31,858)
Less: Income (loss) from continuing operations attributable to the noncontrolling interest	(3,255)	—	(3,255)

Income (loss) from continuing operations attributable to ICG Group, Inc.	$(26,809)	$(1,794)	$(28,603)

Basic income (loss) from continuing operations per share attributable to ICG Group, Inc.:	$(0.74)	$(0.04)	$(0.78)

Shares used in computation of basic income (loss) per share	36,494	36,494	36,494

Diluted income (loss) from continuing operations per share attributable to ICG Group, Inc.:	$(0.74)	$(0.04)	$(0.78)

Shares used in computation of diluted income (loss) per share	36,494	36,494	36,494

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ICG GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

For nine months ended September 30, 2012

(In Thousands, Except Per Share Data)

(Unaudited)

	Historical ICG Group, Inc. (6)	Sale of Procurian (8)	Pro Forma ICG Group, Inc.
Revenue	$17,609	$—	$17,609
Operating expenses
Cost of revenue	7,165	—	7,165
Sales and marketing	8,377	—	8,377
General and administrative	20,631	—	20,631
Research and development	4,901	—	4,901
Amortization of intangible assets	3,318	—	3,318
Impairment related and other	795	—	795

Total operating expenses	45,187	—	45,187

Operating income (loss)	(27,578)	—	(27,578)
Other income (loss), net	32,849	—	32,849
Interest income	325	—	325
Interest expense	—	—	—

Income (loss) before income taxes, equity loss and noncontrolling interest	5,596	—	5,596
Income tax (expense) benefit	2,884	(2,952)	(68)
Equity loss	(7,147)	—	(7,147)

Income (loss) from continuing operations	1,333	(2,952)	(1,619)
Less: Income (loss) from continuing operations attributable to the noncontrolling interest	(872)	—	(872)

Income (loss) from continuing operations attributable to ICG Group, Inc.	$2,205	$(2,952)	$(747)

Basic income (loss) from continuing operations per share attributable to ICG Group, Inc.:	$0.06	$(0.08)	$(0.02)

Shares used in computation of basic income (loss) per share	35,907	35,907	35,907

Diluted income (loss) from continuing operations per share attributable to ICG Group, Inc.:	$0.06	$(0.08)	$(0.02)

Shares used in computation of diluted income (loss) per share	36,435	36,435	35,907

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ICG GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

For twelve months ended December 31, 2012

(In Thousands, Except Per Share Data)

(Unaudited)

	Historical ICG Group, Inc.(5)	Sale of Procurian (7)	Pro Forma ICG Group, Inc.
Revenue	$166,593	$(139,953)	$26,640
Operating expenses
Cost of revenue	105,762	(95,404)	10,358
Sales and marketing	21,920	(9,770)	12,150
General and administrative	38,805	(9,682)	29,123
Research and development	14,175	(6,777)	7,398
Amortization of intangible assets	5,590	(753)	4,837
Impairment related and other	1,548	(418)	1,130

Total operating expenses	187,800	(122,804)	64,996

Operating income (loss)	(21,207)	(17,149)	(38,356)
Other income (loss), net	57,879	(59)	57,820
Interest income	442	(45)	397
Interest expense	(526)	542	16

Income (loss) before income taxes, equity loss and noncontrolling interest	36,588	(16,711)	19,877
Income tax (expense) benefit	(1,336)	1,228	(108)
Equity loss	(8,672)	—	(8,672)

Income (loss) from continuing operations	26,580	(15,483)	11,097
Less: Income (loss) from continuing operations attributable to the noncontrolling interest	368	(1,961)	(1,593)

Income (loss) from continuing operations attributable to ICG Group, Inc.	$26,212	$(13,522)	$12,690

Basic income (loss) from continuing operations per share attributable to ICG Group, Inc.:	$0.73	$(0.38)	$0.35

Shares used in computation of basic income (loss) per share	35,890	35,890	35,890

Diluted income (loss) from continuing operations per share attributable to ICG Group, Inc.:	$0.72	$(0.37)	$0.35

Shares used in computation of diluted income (loss) per share	36,543	36,543	36,543

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ICG GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

For twelve months ended December 31, 2011

(In Thousands, Except Per Share Data)

(Unaudited)

	Historical ICG Group, Inc.(5)	Sale of Procurian (7)	Pro Forma ICG Group, Inc.
Revenue	$133,437	$(120,552)	$12,885
Operating expenses
Cost of revenue	81,281	(76,692)	4,589
Sales and marketing	13,466	(8,155)	5,311
General and administrative	29,228	(9,091)	20,137
Research and development	9,157	(6,246)	2,911
Amortization of intangible assets	1,412	(39)	1,373
Impairment related and other	753	(644)	109

Total operating expenses	135,297	(100,867)	34,430

Operating income (loss)	(1,860)	(19,685)	(21,545)
Other income (loss), net	42,624	579	43,203
Interest income	393	(32)	361
Interest expense	(577)	546	(31)

Income (loss) before income taxes, equity loss and noncontrolling interest	40,580	(18,592)	21,988
Income tax (expense) benefit	4,287	(4,062)	225
Equity loss	(11,964)	—	(11,964)

Income (loss) from continuing operations	32,903	(22,654)	10,249
Less: Income (loss) from continuing operations attributable to the noncontrolling interest	2,890	(3,094)	(204)

Income (loss) from continuing operations attributable to ICG Group, Inc.	$30,013	$(19,560)	$10,453

Basic income (loss) from continuing operations per share attributable to ICG Group, Inc.:	$0.82	$(0.53)	$0.29

Shares used in computation of basic income (loss) per share	36,656	36,656	36,656

Diluted income (loss) from continuing operations per share attributable to ICG Group, Inc.:	$0.80	$(0.52)	$0.28

Shares used in computation of diluted income (loss) per share	37,460	37,460	37,460

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ICG GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

For twelve months ended December 31, 2010

(In Thousands, Except Per Share Data)

(Unaudited)

	Historical ICG Group, Inc.(5)	Sale of Procurian (7)	Pro Forma ICG Group, Inc.
Revenue	$109,213	$(101,094)	$8,119
Operating expenses
Cost of revenue	67,785	(64,870)	2,915
Sales and marketing	10,367	(6,549)	3,818
General and administrative	28,345	(8,655)	19,690
Research and development	7,870	(5,697)	2,173
Amortization of intangible assets	1,357	—	1,357
Impairment related and other	1,182	(386)	796

Total operating expenses	116,906	(86,157)	30,749

Operating income (loss)	(7,693)	(14,937)	(22,630)
Other income (loss), net	74,147	354	74,501
Interest income	330	(37)	293
Interest expense	(366)	276	(90)

Income (loss) before income taxes, equity loss and noncontrolling interest	66,418	(14,344)	52,074
Income tax (expense) benefit	(362)	1,473	1,111
Equity loss	(16,022)	—	(16,022)

Income (loss) from continuing operations	50,034	(12,871)	37,163
Less: Income (loss) from continuing operations attributable to the noncontrolling interest	1,780	(1,914)	(134)

Income (loss) from continuing operations attributable to ICG Group, Inc.	$48,254	$(10,957)	$37,297

Basic income (loss) from continuing operations per share attributable to ICG Group, Inc.:	$1.33	$(0.31)	$1.02

Shares used in computation of basic income (loss) per share	36,427	36,427	36,427

Diluted income (loss) from continuing operations per share attributable to ICG Group, Inc.:	$1.30	$(0.29)	$1.01

Shares used in computation of diluted income (loss) per share	37,064	37,064	37,064

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ICG Group, Inc.

Notes to the Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

(1)	Amount represents sale proceeds received by ICG at closing, plus payment in connection with terminated tax sharing agreement between ICG and Procurian, less ICG transaction bonus costs (such amount, “Pro Forma Cash”).
(2)	Represents adjustments to eliminate the assets and liabilities of Procurian, as well as ICG’s share of Procurian’s transaction expenses of approximately $6.3 million.
(3)	To record the gain on the sale of the stock of Procurian.

The reconciliation of estimated net gain is as follows:

Pro Forma Cash plus Accrued transaction expenses	$318,644,000
Net assets sold	(86,842,000)
Accrued transaction expenses	(9,933,000)
Estimated net gain	$221,869,000

(4)	Represents the Condensed Consolidated Balance Sheet included in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2013.
(5)	Represents the Condensed Consolidated Statements of Operations included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012.
(6)	Represents the Condensed Consolidated Statements of Operations included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013.
(7)	Represents adjustments to eliminate the results of operations of Procurian’s business, items that ICG believes are directly attributable to the sale, and ICG’s consolidated tax positions. Those adjustments are factually supportable and will not continue after the sale of Procurian. Transaction costs are not included in the Pro Forma Condensed Consolidated Statements of Operations. The effect is to eliminate income from continuing operations of $13.5 million, $19.6 million, and $11.0 million from ICG’s consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010, respectively.
(8)	Represents adjustments to eliminate ICG’s consolidated tax positions; those adjustments are factually supportable and will not continue after the sale. The effect is to eliminate income from continuing operations of $1.8 million and $3.0 million from ICG’s consolidated statements of operations for the nine-month periods ended September 30, 2013 and 2012, respectively.